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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                JANUARY 26, 2005
                                (Date of Report)


                        EQUITY LIFESTYLE PROPERTIES, INC.
             (Exact name of registrant as specified in its Charter)


                                     1-11718
                              (Commission File No.)

            MARYLAND                                      36-3857664
  (State or other jurisdiction                         (I.R.S. Employer
of incorporation or organization)                     Identification No.)


TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS                  60606
  (Address of principal executive offices)                  (Zip Code)


                                 (312) 279-1400
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the following provisions (See General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule (14d-2(b)) under the Exchange Act (17 CFR.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule (13e-4(c)) under the Exchange Act (17 CFR.13e-4(c))



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ITEM 8.01 OTHER EVENTS

         Equity LifeStyle Properties, Inc. (NYSE: ELS) announced the tax treatment of its special January 2004 dividend of $8.00 per common share and its quarterly 2004 dividend distributions of $0.05 per common share (CUSIP No. 29472R108) as follows:


                                                                        Total        Unrecap.
                                                       Ordinary        Capital         Sec.
            Record       Payable      Distribution     Taxable           Gain          1250
             Date          Date        Per Share       Dividend      Distribution    Gain(1)
             ----          ----        ---------       --------      ------------    -------

Special Dividend:
           1/08/04       1/16/04        $8.0000        $1.0400         $6.9600       $2.1600


Quarterly Dividends:

           3/26/04       4/09/04        $0.0125        $0.0016         $0.0109       $0.0034

           6/25/04       7/09/04        $0.0125        $0.0016         $0.0109       $0.0034

           9/24/04      10/08/04        $0.0125        $0.0016         $0.0109       $0.0034

          12/31/04       1/14/05        $0.0125        $0.0016         $0.0109       $0.0034
                                        -------        -------         -------       -------

Total Quarterly Dividends               $0.0500        $0.0064         $0.0436       $0.0136
                                        -------        -------         -------       -------


Total 2004 Dividends                    $8.0500        $1.0464         $7.0036       $2.1736
                                        =======        =======         =======       =======

         (1) The Unrecap. Sec. 1250 Gain is a subset of, and included in, the Total Capital Gain Distribution amount. Shareholders are encouraged to consult with their tax advisors as to their specific tax treatment of Equity LifeStyle Properties, Inc. dividends.


         The forward-looking statements contained in this news release are subject to certain risks and uncertainties including, but not limited to, the Company's ability to maintain rental rates and occupancy with respect to properties currently owned or pending acquisitions; the Company's assumptions about rental and home sales markets; the completion of pending acquisitions and timing with respect thereto; the effect of interest rates as well as other risks indicated from time to time in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

         Equity LifeStyle Properties, Inc. owns or has an interest in 275 quality communities in 25 states and British Columbia consisting of 101,169 sites. The Company is a self-administered, self-managed, real estate investment trust (REIT) with headquarters in Chicago.



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SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.








                                               EQUITY LIFESTYLE PROPERTIES, INC.




                                               BY: \s\ Michael B. Berman
                                                   -----------------------------
                                                   Michael B. Berman
                                                   Vice President, Treasurer and
                                                     Chief Financial Officer






DATE: January 28, 2005